                                                                EXHIBIT 10.4



                         The Pulitzer Publishing Company
                           900 North Tucker Boulevard
                            St. Louis, Missouri 63101

                                                              September 29, 1986

To the persons identified
on Schedules I and II
attached hereto.

Dear Sirs:

               With reference to an agreement (the "Agreement") dated as of May 12, 1986 among The Pulitzer Publishing Company (the "Company") and Clement C. Moore, II, Gordon C. Weir, William E. Weir, James R. Weir, Kenward G. Elmslie, Manufacturers Hanover Trust Company, Trustee under Trust for the benefit of Clement C. Moore, II, and Stephen E. Nash and Manufacturers Hanover Trust Company, Trustees under the Indenture of Hope W. Putnam, holders of Voting Trust Certificates (the "Certificates") representing shares of Class B Common Stock, par value $.01 (the "Shares"), of the Company, the Company and all holders of shares of the Company's Common Stock and Certificates hereby acknowledge and consent to (i) transfer by each of the persons (the "Sellers") set forth on
Schedule I of Certificates representing the number of Shares set forth opposite the name of such Seller on Schedule I (and the Shares underlying such Certificates) to the persons (the "Purchasers") set forth on Schedule II on a pro rata basis (based on the ratio of the number of Shares set forth opposite the name of each such Purchaser on Schedule II to the aggregate number of Shares set forth opposite the names of all Purchasers on Schedule II) subject to the assumption by such Purchasers of the Seller's obligations under Sections 2(a),
(b), and (d) and 9 of the Agreement with respect to the Certificates to be purchased by such Purchasers (and the Company shall deliver to the depository under the Voting Trust Agreement the Certificates, together with instruments of transfer delivered to the Company by the Sellers, and shall direct the depository to reflect in the records of the depository the transfers reflected in such documents), (ii) transfer by Clement C. Moore, II of Certificates representing 456,750 Shares and 292,350 Shares to The Moore Foundation, Inc. and Mariemont Corporation, respectively, subject to the assumption by The Moore Foundation, Inc. and the Mariemont Corporation, respectively, of Clement C. Moore, II'S obligations under Sections 2(a), (b), and (d) and 9 of the Agreement with respect to the Certificates to be transferred to The Moore Foundation, Inc. and Mariemont Corporation, respectively, (iii) the transfer by


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Kenward G. Elmslie of Certificates representing 1,260,400 Shares to Z Press,
Inc., subject to the assumption by Z Press, Inc. of Kenward G. Elmslie's obligations under Sections 2(a), (b) and (d) and 9 of the Agreement with respect to the Certificates to be transferred to Z Press, Inc., (iv) the grant to the Purchasers of an irrevocable proxy to vote the Certificates (and the Shares underlying such Certificates) to be purchased in such manner as they may deem appropriate, to the extent permitted by the Voting Trust Agreement and subject to Section 9 of the Agreement, (v) the assignment of the rights of Sellers to the Purchasers, and assumption of the obligations of the Sellers by the Purchasers, under Sections 2(a), (b) and (d) and 9 of the Agreement with respect to the Certificates to be purchased by such Purchasers, (vi) the assignment of the rights of Clement C. Moore, II to The Moore Foundation, Inc. and Mariemont Corporation, and assumption of the obligations of Clement C. Moore, II by The Moore Foundation Inc. and Mariemont Corporation, under Sections 2(a), (b), and
(d) and 9 of the Agreement with respect to the Certificates to be transferred to The Moore Foundation, Inc. and Mariemont Corporation, respectively, and (vii) the assignment of the rights of Kenward G. Elmslie to Z Press, Inc., and assumption of the obligations of Kenward G. Elmslie by Z Press, Inc., under Sections 2(a), (b), and (d) and 9 of the Agreement with respect to the Certificates to be transferred to Z Press, Inc.

               The Company hereby further agrees to release (x) the Sellers from liability with respect to their obligations under Sections 2(a), (b) and (d) and 9 of the Agreement with respect to the Certificates to be purchased by such Purchasers, subject to the consummation of the Closing, as defined in the Agreement, (y) Clement C. Moore, II from liability with respect to. his obligations under Sections 2(a), (b) and (d) and 9 of the Agreement with respect to the Certificates to be transferred to The Moore Foundation, Inc. and Mariemont Corporation, subject to the consummation of the Closing, as defined in the Agreement, and (z) Kenward G. Elmslie from liability with respect to his obligations under Sections 2(a), (b) and (d) and 9 of the Agreement with respect to the Certificates to be transferred to Z Press, Inc., subject to the consummation of the Closing, as defined in the Agreement. The Company and the Sellers further affirm that in all other respects the Agreement continues to be a valid and binding obligation between the Sellers and the Company, including, without limitation, the rights of the Sellers under Section 8 of the Agreement, as if the Certificates to be sold to the Purchasers had not been so sold and as if the Certificates to be transferred by Clement C. Moore, II to The Moore Foundation, Inc. and Mariemont Corporation and by Kenward G. Elmslie to Z Press, Inc. had not been so transferred.


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               The Purchasers hereby agree with the Sellers and confirm to the
Company that the Purchasers do not succeed to the rights of the Sellers under
Section 8 of the Agreement upon the sale of the Certificates to be sold by the Sellers to the Purchasers. The Moore Foundation, Inc. and Mariemont Corporation hereby agree with Clement C. Moore, II and confirm to the Company that The Moore Foundation, Inc. and Mariemont Corporation do not succeed to the rights of Clement C. Moore, II under Section 8 of the Agreement upon the transfer of the Certificates to be transferred by Clement C. Moore, II to The Moore Foundation, Inc. and Mariemont Corporation. Z Press, Inc. hereby agrees with Kenward G. Elmslie and confirms to the Company that Z Press, Inc. does not succeed to the rights of Kenward G. Elmslie under Section 8 of the Agreement upon the transfer of the Certificates to be transferred by Kenward G. Elmslie to Z Press, Inc.

                                Very truly yours,

                                            The Pulitzer Publishing Company

                                            By /s/ Michael E. Pulitzer
                                              ----------------------------------
                                               Title: President

                                            Trust Under Agreement
                                            Made by David Moore

                                            By /s/ A. Rick D'arcangelo, Trustee
                                              ----------------------------------
                                                A. Rick D'Arcangelo, trustee

                                            By /s/ David Moore
                                              ----------------------------------
                                                David E. Moore

                                               /s/ Michael E. Pulitzer
                                              ----------------------------------
                                                Frederick Dempwolf Pulitzer

                                               /s/ Michael E. Pulitzer
                                              ----------------------------------
                                                Michael E. Pulitzer, Jr.

                                               /s/ Michael E. Pulitzer
                                              ----------------------------------
                                                Robert Stair Pulitzer

                                               /s/ Richard A. Palmer
                                              ----------------------------------
                                                Joseph Pulitzer, IV


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                                               /s/ Michael E. Pulitzer
                                              ----------------------------------
                                                Joseph Pulitzer, Jr.

                                               /s/ Michael E. Pulitzer
                                              ----------------------------------
                                                Michael E. Pulitzer

                                              Stephen E. Nash, trustee
                                              Manufacturers Hanover Trust
                                              Company, Trustees under
                                              Indenture of Hope Ware Putnam

                                               /s/ Peter W. Quesada
                                              ----------------------------------

                                                Stephen E. Nash, Trustee

                                                [SIG]
                                              ----------------------------------
                                                Manufacturers Hanover
                                                   Trust Company, Trustee

                                              Manufacturers Hanover Trust
                                              Company, Trustees under
                                              Trust for the benefit of
                                              Clement C. Moore, II

                                              By [SIG]
                                                --------------------------------
                                                Title:

                                               /s/ Kenward G. Elmslie
                                              ----------------------------------
                                                Kenward G. Elmslie

                                               /s/ William E. Weir
                                              ----------------------------------
                                                Gordon C. Weir

                                               /s/ William E. Weir
                                              ----------------------------------
                                                William E. Weir


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                                               /s/ William E. Weir
                                              ----------------------------------
                                               James R. Weir

                                               /s/ Peter W. Quesada
                                              ----------------------------------
                                               Peter W. Quesada

                                               /s/ Peter W. Quesada
                                              ----------------------------------
                                               T. Ricardo Quesada


                                               /s/ Peter W. Quesada
                                              ----------------------------------
                                               Kate Davis P. Quesada

                                               /s/ Elinor P. Hempelmann
                                              ----------------------------------
                                               Elinor P. Hempelmann

                                              The Moore Foundation, Inc.

                                              By /s/ CC Moore II
                                                --------------------------------
                                                Clement C. Moore, II
                                                President

                                              Mariemont Corporation

                                              By /s/ CC Moore II
                                                --------------------------------
                                                Clement C. Moore, II
                                                President

                                              Z Press, Inc.

                                              By /s/ Kenward G. Elmslie
                                                --------------------------------
                                                Kenward G. Elmslie
                                                President


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                                              /s/ C.C. Moore, II
                                              ----------------------------------
                                              Clement C. Moore, II


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                                                                      SCHEDULE I
                                                                      ----------

Name                                             Number of Shares
----                                             ----------------

Kenward G. Elmslie                                 17,344,200

Clement C. Moore, II                                7,827,100

James R. Weir                                       1,827,580

Gordon C. Weir                                      1,717,980

William E. Weir                                     1,717,980

Manufacturers Hanover                                 438,400
Trust Company, Trustee
under Trust for benefit
of Clement C. Moore, II


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                                                                     SCHEDULE II
                                                                     -----------

Name                                               Number of Shares
----                                               ----------------

 Peter W. Quesada                                    11,003,840

 T. Ricardo Quesada                                  11,003,840

 Kate Davis P. Quesada                                4,411 400

 Elinor P. Hempelmann                                 4,466,200
                                                   ------------
                                                     30,885,280